EXHIBIT 99

FOR IMMEDIATE RELEASE

KANA ANNOUNCES SECOND QUARTER RESULTS

MENLO PARK, Calif. - July 22, 2003 - KANA® (NASDAQ: KANA), a leading provider of enterprise customer support and communications applications, today announced its financial results for the second quarter ended June 30, 2003.

Revenues for the second quarter of 2003 were $12.05 million. Net loss on a GAAP (Generally Accepted Accounting Principles) basis for the second quarter was $9.89 million or $0.43 per share. Earnings before interest, taxes, depreciation and amortization (EBITDA) were a loss of $5.8 million.

"Second quarter revenue results were clearly unacceptable," said Chuck Bay, CEO of KANA. "However, our innovative engineering outsourcing strategy enabled us to adjust expense-side changes without jeopardizing our leadership position in eCRM products and solutions. In addition, I strongly support our sales management team in their continued commitment to absolute customer satisfaction."

In the second quarter, KANA continued to work with its partners, some of the largest systems integrators in the world, including Accenture, BearingPoint, BusinessEdge and IBM Global Services, to deliver superior eCRM applications to its Global 2000 customers in key vertical industries including telecommunications, financial services, healthcare and high technology. Second quarter customer deals included: AT&T Solutions Group, The Home Depot, LG Card Co. Ltd., Wachovia Corporation, Xerox Corporation and Yahoo! Inc., among others.

KANA moved to an outsourced development model which resulted in the fast and successful development of KANA Service™ 8 software for multi-channel customer support in Q2. In addition, KANA was recognized for the fourth consecutive year with the CRM Excellence Award from Customer Interaction Solutions for its innovative knowledge-powered customer service applications.

Quarterly Conference Call

KANA Software, Inc., will hold its second quarter 2003 earnings conference call on Tuesday, July 22, 2003 at 1:30 p.m. (PT) / 4:30 p.m. (ET). Investors are invited to listen to KANA's quarterly conference call on the investor relations section of the Web site at www.kana.com. A replay of the Web cast will also be available at www.kana.com for a week following the completion of the call.

About KANA

KANA (NASDAQ: KANA) provides enterprise customer support and communications applications enabling organizations to better service, market to, and understand their customers and partners. Optimized for specific vertical industries, KANA's iCARE applications are in use at more than half of the world's largest 100 companies. An award-winning, modular suite of eCRM applications available on J2EE and .Net, KANA iCARE applications enable customers to do business when, where and how they want, improving customer experiences while decreasing costs in contact centers and marketing departments. KANA's partner-centric business model includes strategic relationships with the largest systems integrators in the world to support and sell KANA iCARE. For more information visit www.kana.com.

Cautionary Note Regarding Forward-looking Statements Under the Private Securities Litigation Reform Act of 1995:

Information in this release or discussed in the quarterly conference call regarding KANA's forecasts, projections, expectations, beliefs, and intentions are forward-looking statements that involve risks and uncertainties. These statements include statements about KANA's expected revenue, operating results, EBITDA, cash flows, long-term success, new business and market position. All forward-looking statements included in this release or in the quarterly conference call are based upon information available to KANA as of the date of this release, which may likely change, and we assume no obligation to update any such forward-looking statement. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in our marketplace, including introductions of new products or services, or reductions in prices, by competitors; risks associated with lack of market acceptance of KANA's products or services; inability to enhance and develop our products and services within budget and on schedule; inability to attract and retain qualified employees, to manage cash and expenditures or to expand sales; inability to manage our business in light of recent personnel reductions; KANA's history of losses; the effect of potential military action and terrorist activities; and slow economic conditions, particularly as they affect spending by our prospective customers on eCRM and similar enterprise software products. These and other factors are risks associated with our business that may affect our operating results and are discussed in KANA's filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on Form 10-Q.

# # #

NOTE: KANA is a registered trademark, and KANA Software, KANA iCARE, KANA Contact Center, KANA IQ, KANA ResponseIQ, KANA Response, KANA Marketing, KANA iCARE Analytics and the KANA logo are trademarks of KANA Software, Inc. All other company and product names may be trademarks of their respective owners.

Contacts:

Jessica Hohn Ken Peters Carolyn Bass

KANA PAN Communications Market Street Partners

508/598-3356 978/474-1900 415/321-2444

 jhohn@kana.com kana@pancomm.com carolyn@marketstreetpartners.com

KANA SOFTWARE, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

                                                          June 30,    December 31,
                                                             2003         2002
                                                         -----------  -----------
ASSETS
Current assets:
 Cash and short-term investments....................... $    25,767  $    32,498
 Accounts receivable, net..............................       5,365       10,269
 Prepaid expenses and other current assets.............       2,353        3,184
                                                         -----------  -----------
   Total current assets................................      33,485       45,951
Restricted cash........................................         462          448
Property and equipment, net............................      18,237       22,293
Intangible assets, principally goodwill................       7,448        8,901
Other assets...........................................       2,619        2,957
                                                         -----------  -----------
    Total assets....................................... $    62,251  $    80,550
                                                         ===========  ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Notes payable......................................... $     3,442  $     3,469
 Accounts payable......................................       4,378        3,908
 Accrued liabilities...................................      11,585       13,881
 Accrued restructuring and merger costs................       3,716        2,834
 Deferred revenue......................................      20,886       26,392
                                                         -----------  -----------
  Total current liabilities............................      44,007       50,484
Accrued restructuring, less current portion............       5,881        8,114
                                                         -----------  -----------
    Total liabilities..................................      49,888       58,598
Total stockholders' equity.............................      12,363       21,952
                                                         -----------  -----------
    Total liabilities and stockholders' equity......... $    62,251  $    80,550
                                                         ===========  ===========

KANA SOFTWARE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                          Three Months Ended     Six Months Ended
                                                                June 30,              June 30,
                                                        --------------------  --------------------
                                                           2003       2002       2003       2002
                                                        ---------  ---------  ---------  ---------
Revenues:
   License............................................ $   3,183  $   8,309  $  12,534  $  23,438
   Maintenance........................................     7,912      7,586     15,727     15,086
   Professional services..............................       960      1,295      1,903      3,809
                                                        ---------  ---------  ---------  ---------
Total revenues........................................    12,055     17,190     30,164     42,333
                                                        ---------  ---------  ---------  ---------
Cost of revenues:
   License............................................       507      1,056      1,425      2,021
   Maintenance........................................     1,493      1,199      2,784      2,320
   Professional services..............................     1,215     18,692      2,286     21,478
                                                        ---------  ---------  ---------  ---------
Total cost of revenues................................     3,215     20,947      6,495     25,819
                                                        ---------  ---------  ---------  ---------
Gross profit .........................................     8,840     (3,757)    23,669     16,514
                                                        ---------  ---------  ---------  ---------
Operating expenses:
   Sales and marketing................................     7,887     10,395     15,324     20,700
   Research and development...........................     5,943      6,512     12,023     13,150
   General and administrative.........................     2,990      3,383      5,670      6,603
   Amortization of intangible assets and
     stock-based compensation.........................     1,931      4,241      4,518     15,328
   Goodwill impairment................................        --     55,000         --     55,000
                                                        ---------  ---------  ---------  ---------
Total operating expenses..............................    18,751     79,531     37,535    110,781
                                                        ---------  ---------  ---------  ---------
Operating loss........................................    (9,911)   (83,288)   (13,866)   (94,267)
Other income, net.....................................        17        297        107        595
                                                        ---------  ---------  ---------  ---------
Loss from continuing operations.......................    (9,894)   (82,991)   (13,759)   (93,672)
Gain on disposal of discontinued operation............        --        381         --        381
Cumulative effect of accounting change related
  to the elimination of negative goodwill.............        --         --         --      3,901
                                                        ---------  ---------  ---------  ---------
Net loss.............................................. $  (9,894) $ (82,610) $ (13,759) $ (89,390)
                                                        =========  =========  =========  =========
Basic and diluted net loss per share:
  Loss from continuing operations..................... $   (0.43) $   (3.65) $   (0.60) $   (4.27)
  Gain on disposal of discontinued operation..........        --       0.02         --       0.02
  Cumulative effect of accounting change..............        --         --         --       0.17
                                                        ---------  ---------  ---------  ---------
  Net loss............................................ $   (0.43) $   (3.63) $   (0.60) $   (4.08)
                                                        =========  =========  =========  =========

Shares used in computing basic
  and diluted net loss per share......................    23,201     22,762     23,088     21,921

EBITDA:
   Net loss........................................... $  (9,894) $ (82,610) $ (13,759) $ (89,390)
   Income tax.........................................        --         --         --         --
   Depreciation.......................................     2,162      2,222      4,522      4,486
   Amortization/impairment............................     1,931     59,241      4,518     70,328
                                                        ---------  ---------  ---------  ---------
                                                       $  (5,801) $ (21,147) $  (4,719) $ (14,576)
                                                        =========  =========  =========  =========
1) In order to fully assess the Company's financial operating results, management believes that EBITDA is an appropriate measure for evaluating the operating performance of the Company, because it reflects the resources available for strategic opportunities including, among others, to invest in the business, make strategic acquisitions and strengthen the balance sheet. However, EBITDA should be considered in addition to, not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles.